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                                                                   EXHIBIT 10.14

                                                               EXECUTION VERSION


                                AMENDMENT NO. 11
                         TO MASTER REPURCHASE AGREEMENT

                  Amendment No. 11, dated as of October 1, 2003 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC (the "Seller") and STEVEN B. SCHNALL and JOSEPH V. FIERRO (the "Guarantors").

                                    RECITALS

                  The Buyer, the Seller and the Guarantors are parties to that certain Master Repurchase Agreement, dated as of October 2, 2002, as amended by Amendment No. 1, dated as of December 4, 2002, Amendment No. 2, dated as of February 20, 2003, Amendment No. 3, dated as of April 22, 2003, Amendment No. 4, dated as of July 1, 2003, Amendment No. 5, dated as of July 7, 2003, Amendment No. 6, dated as of July 31, 2003, Amendment No. 7, dated as of August 4, 2003, Amendment No. 8, dated as of August 9, 2003, Amendment No. 9, dated as of August 28, 2003 and Amendment No. 10, dated as of September 17, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). The Guarantors are party to that certain Guaranty (as amended, the "Guaranty"), dated October 2, 2002 by the Guarantors in favor of Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

                  The Buyer, the Seller and the Guarantors have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantors to ratify and affirm the Guaranty on the date hereof.

                  Accordingly, the Buyer, the Seller and each Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended, and the Guaranty is hereby ratified and affirmed, as follows:

                  SECTION 1. Increased Maximum Aggregate Purchase Price Period. For purposes of this Amendment, this Section 1 will be effective only during the Increased Maximum Aggregate Purchase Price Period.

                  1.1 Definitions.

                  (a) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by adding the following defined terms, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period (as defined below):

                  "Increased Aggregate Purchase Price" means FORTY MILLION DOLLARS ($40,000,000).
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                  "Increased Maximum Aggregate Purchase Price Period" shall mean the period beginning on October 1, 2003 through and including October 31, 2003.

                  "Standard Aggregate Purchase Price" means SIXTY MILLION DOLLARS ($60,000,000).

                  (b) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Maximum Aggregate Purchase Price" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period:

                   "Maximum Aggregate Purchase Price" means the sum of (a) the Standard Aggregate Purchase Price plus (b) the Increased Aggregate Purchase Price, which shall equal ONE HUNDRED MILLION DOLLARS ($100,000,000).

                  (c) Section 2 of the Existing Repurchase Agreement is hereby temporarily amended by deleting the definition of "Market Value" in its entirety and replacing it with the following language, which amendment shall be effective solely during the Increased Maximum Aggregate Purchase Price Period:

                  "Market Value" means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion. Without limiting the generality of the foregoing, Seller acknowledges that (a) in the event that a Purchased Mortgage Loan is not subject to a Take-out Commitment, Buyer may deem the Market Value for such Mortgage Loan to be no greater than par and (b) the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

                        (i) a breach of a representation, warranty or covenant
                  made by Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

                        (ii) such Purchased Mortgage Loan is a Non-Performing
                  Mortgage Loan;

                        (iii) such Purchased Mortgage Loan has been released
                  from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

                        (iv) such Purchased Mortgage Loan has been released from
                  the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

                        (v) such Purchased Mortgage Loan has been subject to a
                  Transaction hereunder for a period of greater than (a) 60 days for all Mortgage Loans other than Aged Loans or (b) 90 days with respect to each Aged Loan;

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                        (vi) such Purchased Mortgage Loan is a Wet-Ink Mortgage
                  Loan for which the Mortgage File has not been delivered to the Custodian on or prior to the seventh Business Day after the related Purchase Date;

                        (vii) when the Purchase Price for such Purchased
                  Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged Loans that are Purchased Mortgage Loans exceeds $15 million;

                        (viii) when the Purchase Price for such Purchased
                  Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Alt A Mortgage Loans that are Purchased Mortgage Loans exceeds $45 million;

                        (ix) when the Purchase Price for such Purchased Mortgage
                  Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Second Lien Mortgage Loans that are Purchased Mortgage Loans exceeds $7.5 million; or

                        (x) when the Purchase Price for such Purchased Mortgage
                  Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds 30% of the Maximum Aggregate Purchase Price.

                  SECTION 2. Permanent Amendment. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and replacing it with the following language:

                  "Termination Date" means the earlier of (a) October 31, 2003 and (b) the date of the occurrence of an Event of Default.

                  SECTION 3. Conditions Precedent. This Amendment shall become effective on October 1, 2003 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

                  3.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

                  (a) this Amendment, executed and delivered by each Guarantor and a duly authorized officer of the Buyer and Seller; and

                  (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

                  SECTION 4. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

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                  SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                  SECTION 8. Reaffirmation of Guaranty. Each Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:                                CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE CAPITAL LLC,
                                      AS BUYER

                                      By: /s/ Jeffrey S. Detwiler
                                         _________________________________
                                          Name: Jeffrey S. Detwiler
                                          Title:





Seller:                               THE NEW YORK MORTGAGE COMPANY, LLC,
                                      AS SELLER

                                      By: /s/ Steven B. Schnall
                                         _________________________________
                                          Name: Steven B. Schnall
                                          Title: President


Guarantor:

                                  /s/ Steven B. Schnall
                                 ___________________________
                                 STEVEN B. SCHNALL

Guarantor:

                                  /s/ Joseph V. Fierro
                                 ___________________________
                                 JOSEPH V. FIERRO